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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY

                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE

                      ELIGIBILITY OF A TRUSTEE PURSUANT TO

                             SECTION 305(b)(2) |__|

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                      13-5160382
(State of incorporation                                       (I.R.S. employer
if not a U.S. national bank)                                  identification
                                                              no.)

One Wall Street, New York, N.Y.                               10286
(Address of principal executive offices)                      (Zip code)

                       Comcast Cable Communications, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                                       23-2175755
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                                 identification
no.)

1500 Market Street

Philadelphia, Pennsylvania                                    19102
(Address of principal executive offices)                      (Zip code)

                                 -------------

                                Debt Securities
                      (Title of the indenture securities)

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 1. General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                        Address
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   Superintendent of Banks of the State of      2 Rector Street, New York,
   New York                                     N.Y.  10006, and
                                                Albany, N.Y. 12203

   Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                N.Y.  10045

   Federal Deposit Insurance Corporation Washington, D.C.  20429

   New York Clearing House Association   New York, New York   10005

   (b) Whether it is authorized to exercise corporate trust powers.

   Yes.

2. Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

       None.

16.    List of Exhibits.

       Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to
               Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of September, 2000.


                                                THE BANK OF NEW YORK


                                                By: /s/  STEPHEN J. GIURLANDO
                                                    ---------------------------
                                                    Name:  STEPHEN J. GIURLANDO
                                                    Title: VICE PRESIDENT

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                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                             In Thousands
Cash and balances due from depository institutions:

   Noninterest-bearing balances and currency and coin..              $3,247,576
   Interest-bearing balances...........................               6,207,543
Securities:
   Held-to-maturity securities.........................                 827,248
   Available-for-sale securities.......................               5,092,464
Federal funds sold and Securities purchased under
   agreements to resell................................               5,306,926
Loans and lease financing receivables:
   Loans and leases, net of unearned income............              37,734,000
   LESS: Allowance for loan and lease losses...........                 575,224
   LESS: Allocated transfer risk reserve...............                  13,278
   Loans and leases, net of unearned income, allowance
        and reserve....................................              37,145,498
Trading Assets.........................................               8,573,870
Premises and fixed assets (including capitalized
   leases).............................................                 723,214
Other real estate owned................................                  10,962
Investments in unconsolidated subsidiaries and
   associated companies................................                 215,006
Customers' liability to this bank on acceptances
   outstanding.........................................                 682,590
Intangible assets......................................               1,219,736
Other assets...........................................               2,542,157
                                                                    -----------
Total assets...........................................             $71,794,790
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LIABILITIES
Deposits:

   In domestic offices.................................             $27,551,017
   Noninterest-bearing.................................              11,354,172
   Interest-bearing....................................              16,196,845
   In foreign offices, Edge and Agreement subsidiaries,
        and IBFs.......................................              27,950,004
   Noninterest-bearing.................................                 639,410
   Interest-bearing....................................              27,310,594
Federal funds purchased and Securities sold under
   agreements to repurchase............................               1,349,708
Demand notes issued to the U.S.Treasury................                 300,000
Trading liabilities....................................               2,339,554
Other borrowed money:
   With remaining maturity of one year or less.........                 638,106
   With remaining maturity of more than one year
       through three years.............................                     449
   With remaining maturity of more than three years....                  31,080
Bank's liability on acceptances executed and
   outstanding.........................................                 684,185
Subordinated notes and debentures......................               1,552,000
Other liabilities......................................               3,704,252
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Total liabilities......................................              66,100,355
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EQUITY CAPITAL
Common stock...........................................               1,135,284
Surplus................................................                 866,947
Undivided profits and capital reserves.................               3,765,900
Net unrealized holding gains (losses) on available-for-
   sale securities.....................................                 (44,599)
Cumulative foreign currency translation adjustments....                 (29,097)
Total equity capital...................................               5,694,435
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Total liabilities and equity capital...................             $71,794,790
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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                              Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi         ]
Alan R. Griffith        ]       Directors
Gerald L. Hassell       ]

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